                                                                   Exhibit 10.45


                          NONRECOURSE PROMISSORY NOTE


$38,989,635.00                 Date:  As of December 20, 1996


     FOR VALUE RECEIVED, the undersigned, FA, INC. ("Payor"), with an address at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19810, promises to pay to the order of EQUIPMENT LEASING ASSOCIATES 1995-VI LIMITED PARTNERSHIP ("Payee"), a limited partnership organized and existing under the laws of the State of Delaware, in accordance with the terms and provisions set forth below, the principal sum of Thirty Eight Million Nine Hundred Eighty Nine Thousand Six Hundred Thirty Five Dollars ($38,989,635.00), together with interest on the outstanding principal from the effective date hereof at the rate of Ten percent (10%) per annum.
                     --- -----

     I.  UNDERLYING TRANSACTIONS.  Payor has as of this date purchased certain
         -----------------------
equipment described on Schedule A hereto (the "Equipment") from Payee, a portion of the purchase price for which is represented by the execution and delivery of this Nonrecourse Promissory Note (this "Promissory Note").

     II.  SECURITY.  To secure payment of the amounts of principal and interest
          --------
due hereunder, the Payor has executed a Security Agreement with Payee granting a subordinate security interest in the Equipment to Payee.

     III.  NONRECOURSE OBLIGATION.  This Promissory Note is a negotiable,
           ----------------------
nonrecourse obligation of the Payor, and the Payee shall, in the event of a default hereunder, be entitled to look solely to the Equipment and other "Collateral" (as defined in and solely in accordance with the terms of the Security Agreement of even date herewith) for satisfaction and payment of the amounts due hereunder. Further, Payor shall have no personal liability whatsoever for: (i) payment of any indebtedness now or hereafter owing under or in connection with this Promissory Note and any other agreement relating thereto, (ii) any amounts owing under in connection with the Security Agreement of even date herewith, (iii) performance of any duty or obligation created or arising under, pursuant to or in connection with the Promissory Note, Security Agreement, and/or any other agreement relating thereto.

     IV.  MANNER OF PAYMENT.  The amounts of principal and interest due
          -----------------
hereunder shall be payable annually, in arrears, on a proportionate basis, compounded monthly and on the basis of a 360-day year of twelve 30-day months in United States currency remitted in accordance with the Schedule of Payments attached hereto as Schedule A.

     V.  APPLICATION OF PAYMENTS.  All payments under this Promissory Note shall
         -----------------------
be applied in satisfaction of the amount of interest accrued hereunder which is due and outstanding at the time of such payment. Only after all such interest has been paid shall the remainder, if any, be applied to reduce the then outstanding principal balance hereunder.

     VI.  PLACE OF PAYMENT.  All payments of this Promissory Note shall be made
          ----------------
at such place in the United States as Payee may from time to time designate by notice pursuant to Article XI hereof.

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

     VII.  PREPAYMENT.  The amounts due under this Promissory Note may not be
           ----------
voluntarily prepaid without the written consent of Payee and must be mandatorily prepaid to the extent of any rents or other amounts received by Payor or its assigns under that certain Master Lease Agreement between Payor, as "Lessor," and Payee, as "Lessee," to the extent the same relate to the Equipment.

     VIII.  DELINQUENT PAYMENTS.  All amounts delinquent hereunder, whether of
            -------------------
principal or accrued interest, shall bear interest after the due date thereof at the rate of 10% per annum, computed on the basis of a 360-day year of twelve 30-
                --- -----
day months.  Such interest shall accrue for every day such payment is overdue.

     IX.  DEFAULT.  Payor shall be deemed to be in default under this Promissory
          -------
Note upon the failure of Payor to pay any installment of interest or principal due hereunder in accordance with the terms and conditions hereof within fifteen
(15) days after written notice of Payor's failure to pay any installment of interest or principal due hereunder.

     X.  REMEDIES.  If Payor shall be in default under this Promissory Note,
         --------
Payee shall have available to it all remedies available at law or in equity including the right to accelerate the payments due hereunder.

     XI.  NOTICES.  Any notice required or permitted to be given by Payor or
          -------
Payee pursuant to the terms of this Promissory Note shall be deemed given only if in writing when actually received by addressee or when mailed by certified or registered mail, return receipt requested, or foreign equivalent, addressed as follows:

     If to Payor:    FA, Inc.
                     103 Springer Building
                     3411 Silverside Road
                     Wilmington, Delaware  19810

     If to Payee:    Equipment Leasing Associates
                     1995-VI Limited Partnership
                     11130 Sunrise Valley Drive, Suite 206
                     Reston, Virginia  22091

The person and place to which notices are to be mailed to either party may be changed from time to time by such party by written notice to the other party.

     XII.  SEVERABILITY.  Except for section III, the invalidity or
           ------------
unenforceability of any provision of this Promissory Note shall not affect the validity or Enforceability of any other provision hereof.

     XIII.  ASSIGNABILITY; SUCCESSORS AND ASSIGNS.  This Promissory Note shall
            -------------------------------------
be binding upon Payor and shall inure to the benefit of Payee and its successors and assigns in the same manner and to the same extent and with like effect as if such successors and assigns were named in and made parties to this Promissory Note.

     XIV.  ARTICLE HEADINGS.  Article headings used herein are solely for
           ----------------
convenience of the parties hereto and shall not affect the interpretation or construction of this Promissory Note.

     XV.  APPLICABLE LAW.  This Promissory Note shall be governed and construed
          --------------
for all purposes under and in accordance with the laws of the Commonwealth of Virginia applicable to contracts made and to be performed in such jurisdiction, without giving effect to the principles thereof with respect to the conflict of laws.

     XVI.  NON-WAIVER.  No term or condition of this Promissory Note can be
           ----------
waived except by the written consent of the Payee. Forbearance or indulgence by Payee in any regard whatsoever shall not constitute a waiver of the provisions of said terms or conditions, nor of any remedies otherwise available to Payee under this Promissory Note or at law or in equity.

     XVII.  AMENDMENTS.  This instrument shall not be amended, altered or
            ----------
changed without the express written consent of both parties.

     XVIII.  CERTAIN PAYMENTS.  Any payment by, or for the account of, Payor to
             ----------------
the holder of any First or Second Senior Lien (as said terms are defined in that certain Purchase and Sale Agreement of even date herewith between Payor, as Buyer, and Payee, as Seller) which is credited against principal of, or interest on, such Senior Lien, shall, as between Payor and Payee, be deemed to be a payment under this Promissory Note.

     IN WITNESS WHEREOF, the Payor has executed this instrument as of the date and year first above written.

                                   PAYOR:  FA, Inc.

                                           By:    /s/ S. Craig Tompkins
                                                 -------------------------------


                                           Title:    President
                                                  ------------------------------

       Fa, Inc./Equipment Leasing Associates 1995-VI Limited Partnership
       -----------------------------------------------------------------

                          NONRECOURSE PROMISSORY NOTE
                          ---------------------------

                                  SCHEDULE A



SCHEDULE OF PAYMENTS:

               Amount*                     Due Date
               -------                     --------
             $288,989.14                  December 31, 1996

             $10,403,619.55               December 31, 1997

             $10,403,619.55               December 31, 1998

             $10,403,619.55               December 31, 1999

             $10,403,619.55               December 31, 2000

             $10,114,629.54               December 31, 2001


*Includes interest at 10% per annum.


Equipment Schedule:  See attached.

     (The Equipment Schedules, submitted as exhibits to the Nonrecourse Promissory Note are omitted for purposes of this filing as it is written in French and would require translation. A copy is available at the Company's office.)